UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 20, 2018

Kimbell Royalty Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	1-38005	47-5505475
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Taylor Street, Suite 810 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 945-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐                           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☒

Introductory Note

As reported in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission by Kimbell Royalty Partners, LP, a Delaware limited partnership (the “Partnership”), on December 28, 2018 (the “Original Form 8-K”), on December 20, 2018, the Partnership completed its previously announced acquisition (the “Dropdown”) of (i) certain overriding royalty, royalty and other mineral interests from Rivercrest Capital Partners LP, a Delaware limited partnership, Kimbell Art Foundation, a Texas non-profit corporation, and Cupola Royalty Direct, LLC, a Delaware limited liability company (collectively, the “Asset Sellers”) and (ii) all of the limited liability company interests of a subsidiary of Rivercrest Royalties Holdings II, LLC, a Delaware limited liability company (together with the Asset Sellers, the “Sellers”), pursuant to the Purchase and Sale Agreement, dated as of November 20, 2018, by and among the Partnership, Kimbell Royalty Operating, LLC, a Delaware limited liability company, and the Sellers. Except as set forth below, the Original Form 8-K is unchanged.

Item 9.01.                                        Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired and (b) Pro Forma Financial Information.

The Partnership stated in the Original Form 8-K that financial statements required by Item 9.01(a) and pro forma financial information required by Item 9.01(b) relating to the Dropdown would be filed by an amendment to the Original Form 8-K no later than 71 calendar days after the filing of the Original Form 8-K. Subsequent to the filing of the Original Form 8-K and upon further analysis, the Partnership determined that it is not required to file such financial statements or pro forma financial information required under Item 9.01(a) or (b), respectively, because the Dropdown is not significant. Accordingly, the Partnership hereby amends the Original Form 8-K to eliminate references to the subsequent filing of financial statements required by Item 9.01(a) and pro forma financial information required by Item 9.01(b) relating to the Dropdown.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBELL ROYALTY PARTNERS, LP

	By:	Kimbell Royalty GP, LLC,
its general partner

	By:	/s/ R. Davis Ravnaas
R. Davis Ravnaas
President and Chief Financial Officer

Date: March 5, 2019

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